Forward Looking Statements

Non-GAAP Financial Measures

Two operating segments: Industrial Solutions (38% of Q1 2021 Revenues) • • • • Fluids Systems (62% of Q1 2021 Revenues) Company Overview $15 $21 $41 $52 $27 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 Free Cash Flow * ($MIL) $748 $947 $820 $493 $165 $141 2017 2018 2019 2020 2021 Consolidated Revenues ($MIL)

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING Environmentally-Focused Drilling Fluids Technologies • • • Efficient Stimulation Products • • Composite Matting System • • • HIGH SOCIAL STANDARDS Safety First • • • Ethical Supply Chain • • • Supported Employees • • • ROBUST GOVERNANCE PROGRAMS Compliance Program • • • • Board of Directors • • • • Local Content • • • Compensation and Benefits • • • Committed To Sustainability Sustainability Accounting Standards Board

Primary Commercial Impact of COVID-19: • Fluids Systems (EMEA region) • Site and Access Solutions (U.S.) COVID-19 Impact $55 $32 $27 $29 $50 $53 $135 $133 $75 $68 $79 $88 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Fluid Systems Industrial Solutions Quarterly Revenues ($MIL) $47 $6 First Quarter 2021 – Revenue by Geography ($MIL) Fluid Systems Industrial Solutions $60 $26 North Europe, Middle East, Rest of World America Africa

Strategic Course Unchanged • • Industrial End-Markets Remain Primary Focus • • • • • Industrial Solutions - Overview $29 $20 $5 Q1 2021 Revenue Split ($MIL) Total Segment EBITDA * ($MIL) Total Segment Revenues ($MIL) $132 $231 $200 $138 $32 $53 $0 $50 $100 $150 $200 $250 $55 $82 $69 $34 $8 $18 $0 $20 $40 $60 $80 $100

U.S. Electrical Transmission Investment* $20 $21 $21 $22 $22 $23 $26 $27 $26 $26 $0 $5 $10 $15 $20 $25 $30 $35 Taking Strategic Actions to Support Expansion • • Stable Market with Strong Outlook • o o Market Penetration Gaining Momentum • • • • • Energy Infrastructure Growth Opportunity Site & Access Solutions - Utility and Other Industrial ($MIL) Actual Projected $61 $65 $66 $14 $20 $0 $20 $40 $60 $80 $54 $45 $27 $4 $20 $0 $20 $40 $60 $80 Product SalesRental & Service Revenues

Site and Access Solutions
Environmental Commitment

NEWPARK








>360,000*
Total Trees Saved

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives


24,700+* TONS
CO_2 Emission Reduction In 2020

Lighter weight mats require fewer truckloads, thereby saving CO_2 emissions with every load eliminated


>13.7* Million
Miles Saved in 2020

Fewer truckloads mean less miles driven and safer conditions for the community as a whole

**Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated.*

For more information, see: www.Newpark.com/environmental

9

Total Segment Revenues ($MIL) $52 $9 $25 Q1 2021 Revenues By Region ($MIL) Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • • • • • • • • • • • • • • PROVIDING TOTAL FLUIDS SOLUTION Fluids Systems Overview $616 $716 $620 $355 $133 $88 $0 $200 $400 $600 $800 $49 $61 $25 ($46) ($5) ($19) ($29) ($2) ($60) ($40) ($20) $0 $20 $40 $60 $80 Total Segment EBITDA * ($MIL)

$395 $477 $427 $227 $87 $60 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 North America Revenues ($MIL) $310 $325 $308 $214 $213 $0 $100 $200 $300 $400 2017 2018 2019 2020 Q1 2021 North America Net Capital Employed ($MIL) (end of period) North America • • • • • • • Fluids Systems – North America Asset Base • •

$220 $239 $193 $128 $46 $28 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 International Revenues ($MIL) $19 $9 Q1 2021 Revenues by Customer Type ($MIL) IOC/NOC Regional Independent All Other Markets • • • • EMEA • • • • • • Fluids Systems - International

Flexible Balance Sheet and Modest Debt Capital Structure • • • Cash Flow and Liquidity • • • $160 $162 $160 $87 $72$104 $106 $111 $63 $38 $200 $150 $100 $50 $0 2017 2018 2019 2020 Q1 2021 Total and Net Debt (2) (End of Period) $(24) $(43) $(31) $(3) $(1) ($50) ($40) ($30) ($20) ($10) $0 $10 $20 2017 2018 2019 2020 Q1 2021 Net Capital Expenditures ($MIL) Capital Expenditures Proceeds from PP&E Sales (1) Net

APPENDIX

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report

OPERATING SEGMENT RESULTS (UNAUDITED) Financial Report

CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report

NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report

Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Industrial Solutions EXPERIENCED LEADERSHIP Executive Management

Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. MANAGEMENT BIOGRAPHIES Executive Management

Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. MANAGEMENT BIOGRAPHIES Executive Management

Matthew Lanigan, President Industrial Solutions: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation JOHN C. MINGÉ Retired Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. Board of Directors